

American Railcar Industries, Inc.

INVESTOR PRESENTATION – SEPTEMBER 2016
INVESTOR CONTACT: (636) 940-6000
WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: expected future trends relating to our industry and markets, our strategic objectives and long-term strategies, the potential impact of regulatory developments, anticipated customer demand for our products and services and our ability to adapt to evolving demand, trends relating to our shipments, leasing, railcar services, operating margin, revenues, earnings and backlog, anticipated benefits from our employees' input, trends related to railcar shipments for direct sale versus lease, our projects to expand our manufacturing flexibility and repair capacity, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, anticipated benefits from expansion and diversification of our businesses, the mix of railcars, customers and commodities in our lease fleet, anticipated production schedules for our products and the anticipated product schedules of our joint ventures, increases in efficiencies and flexibility related to future capacity, plans regarding future dividends, our stock repurchase program, the anticipated performance and capital requirements of our joint ventures, our backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. Other potential risks and uncertainties include, among other things: the Company's prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; fluctuations in commodity prices, including oil and gas; risks relating to the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail released on May 1, 2015; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train adequate numbers of qualified personnel; the impact of any economic downturn, adverse market conditions or restriction in the credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact of repurchases pursuant to ARI's stock repurchase program on ARI's current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the risks and impact associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of our new enterprise resource planning system; risks related to the Company's and its subsidiaries' indebtedness and compliance with covenants contained in the Company's and its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model


Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Key Railcar Markets –

Two Largest Product Segments in the Railcar Industry *


AMFX
5200



HOPPER RAILCARS

- Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting:
  - Plastic Pellets
  - Specialty Chemical Products
  - Food Products
  - Grain
  - Cement
  - Sand

TANK RAILCARS

- Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting:
  - Chemicals
  - Natural Gas Liquids
  - Food Products
  - Ethanol
  - Crude Oil

* Based upon backlog as of 6/30/2016 per the Railway Supply Institute, Inc ARCI 2016 – 2nd Quarter Reporting Statistics (issued July 2016)

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR
St. Charles, MO

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
Marmaduke, AR
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Mounds, IL

Mini Repair Shop
Bayport, TX
Channelview, TX
Green River, WY
Manitou, ND
Pace, FL
Point Comfort, TX
Tampa, CO



Strategically located across North America providing solutions for the railcar industry.

North American Fleet by Railcar Type

57% of the North American fleet is Hopper and Tank Railcars


North American Fleet
by Railcar Type
195,946
13,061
108,070
222,176
383,016
Tank Cars
514,515
Covered Hoppers
136,198
Open-Top Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars





The total North American railcar fleet was approximately 1.6 million railcars as of 8/1/2016.

Source: Association of American Railroads' Rail Time Indicators, issued 8/10/2016

Cyclical Industry Trends


New Freight Car Delivery Trends
(Amounts in the 000s)
90
80
70
60
50
40
30
20
10
-
46
17
6
12
12
12
14
23
30
32
25
26
35
53
61
58
50
76
75
56
34
18
32
46
69
75
63
60
22
17
47
59
53
67
82
57
45
42
48
55
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
Long-term average (1981 - 2020E)

Source: Q2 2016 FTR Rail Equipment Outlook – www.ftrintel.com (issued June 2016) and Railway Supply Institute, Inc.

Largest Demand in Railcar Industry – Tank & Hopper Railcars



Forecasted New Railcar Deliveries by Year and Railcar Type
(Amounts in the 000s)
25
20
15
10
5
-
2016E - 2020E
Tank Cars
2016E - 2020E
Covered Hoppers
2016E - 2020E
Open-top Hoppers
2016E - 2020E
Intermodal
2016E - 2020E
Gondolas
2016E - 2020E
Flat Cars
2016E - 2020E
Box Cars

Source: Q2 2016 FTR Rail Equipment Outlook – www.ftrintel.com (issued June 2016)

Industry Trends

Covered Hopper Delivery Trends
(Amounts in the 000s)


35
30
25
20
15
10
5
-
2
4
6
15
19
20
17
5
6
20
21
11
20
30
23
16
16
18
23
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
Long-term average (2002 - 2020E)

After a peak in terms of volume, demand has shifted towards more specialty hopper railcar types, including large cube hoppers for plastic pellets

Tank Railcar Delivery Trends
(Amounts in the 000s)


40
35
30
25
20
15
10
5
-
6
8
9
12
14
21
22
9
5
9
18
29
35
36
20
19
15
16
18
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
Long-term average (2002 - 2020E)

With a major shift in the energy market, the industry expects more traditional, smaller replacement demand for tank railcars over the next several quarters

We have product offerings for open top hoppers and other specialty railcars in addition to our core business of covered hoppers and tanks.

Source: Q2 2016 FTR Rail Equipment Outlook – www.ftrintel.com (issued June 2016)

Freight Railcar Market Overview

Industry Railcar Backlog as of 6/30/2016


27%
Tank Cars
8%
3%
4%
5%
2%
51%
Covered Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Intermodal
Box Cars

78% of the industry railcar backlog as of June 30, 2016 was for covered hopper and tank railcars

Industry Railcar Deliveries TTM 6/30/2016


40%
Tank Cars
2%
9%
7%
4%
1%
37%
Covered
Hoppers

77% of railcars delivered by the industry as a whole in the 12 months ended June 30, 2016 were covered hopper and tank railcars

The industry's sizable backlog of 89,155 railcars as of 6/30/2016 includes orders for deliveries that extend into 2017 and beyond.

Source: Railway Supply Institute, Inc. ARCI 2016 – 2nd Quarter Reporting Statistics (issued July 2016)

ARI's Railcar Backlog


Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,081
5,601

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	December 2015	June 2016
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	1,452	1,556
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	5,629	4,045

Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible and labor efficient manufacturing facilities
- Vertical integration from joint ventures and component manufacturing
- Experienced core group of employees and managers
- Ability to adapt to evolving customer demands



(millions)
Revenue
Operating Margin % ^
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

Manufacturing Locations


Paragould


Kennett


Jackson


Marmaduke

Flexible Manufacturing Plants

- Strategic Locations Near Customers and Major Rail Lines

- Flexible and Vertically Integrated Facilities
  - Produce multiple railcar types with little or no change-over time
  - Paint & lining capabilities
  - Rolling mill and fabrication plants
  - Non-union workforce at railcar manufacturing plants
  - Ability to adjust manpower to control cost

- Railcar and Industrial Components
  - Wheel and axle assembly plant
  - Tank head press plant
  - Multiple component manufacturing facilities with extensive product lines

- Axle Manufacturing Joint Venture (Axis, LLC)

- Castings Joint Venture (Ohio Castings, LLC)



Integrated Manufacturing

Strengthens supply chain stability, controls product quality and reduces production costs

- Valves, discharge outlets, manway covers, hatch covers and valve body castings
- Serving railroad and industrial customers

ARI Component Manufacturing



- Axles for use worldwide
- Strategically located next to ARI's railcar manufacturing facility in Paragould, AR
- Highly automated facility

Axis, LLC Joint Venture



- Sideframes
- Bolsters
- Capable of producing other railcar components

Ohio Castings, LLC Joint Venture



Integrated Manufacturing supports ARI's new railcar manufacturing and provides key repair components to our customers', supporting the railcars over the life of the asset.

Railcar Leasing Segment

Diversifying our business with revenue streams generated over the life of the railcar

- Relatively young, fully utilized lease fleet with low maintenance expense
- Broad mix of customers and commodities
- Revolving credit capacity of $200 million obtained in December 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)
- Unencumbered leased railcars available to borrow against



(millions)
Revenue
Lease Fleet
$140
$120
$100
$80
$60
$40
$20
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
2012
2013
2014
2015
Q2 2016 TTM

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

TRADITIONAL REPAIR

- Railcar qualifications and inspections
- Light/heavy railcar repairs
- Exterior and interior coatings
- Cleaning
- Valve replacement and testing
- Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services
- Additional retrofit and repair capacity from Repair Services Agreement with ACF


Revenue
Operating Margin %
(millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

Full Service Repair Shops


Goodrich


Tennille


North Kansas City


Sarnia


Longview

Full Service Repair Shops (continued)


Bude


Marmaduke
(Completed in Q1 2016)


Brookhaven

Supporting the Growth of Demand for Repair Work



Tank Railcar Manufacturing Facility

- Expansion project completed in Q1 2016 expected to:
  - Add capacity to retrofit up to 1,000 tank railcars per year
  - Add flexibility for manufacturing new tank railcars
  - Increase capacity for traditional repair work

Repair Expansions

- Three expansion projects at existing repair plants completed during 2015
- Increased mobile repair network to 13 locations in 2015
- Additional projects planned for 2016

ACF Industries, LLC (ACF)

- Repair Services Agreement with ACF at its Milton, Pennsylvania facility to provide additional repair capacity in the northeast

We continue to evaluate future expansion projects, including growing our mobile/mini repair shop network, based on growing demand of tank qualifications, paint and lining, and other traditional repair requirements and needs.

Growth and Cost Reduction Initiatives

Major Historical Projects

- Tank Railcar Expansion
- Wheel & Axle Assembly
- Tank Head Press
- Axle and Castings Joint Ventures
- Repair Plant Expansions
- Brookhaven, MS Repair Plant
- Lease Fleet Growth to Over 10,000 Railcars
- Tank Railcar Manufacturing Facility Repair Expansion

Future Growth

- Additional Repair Expansions
- Manufacturing Plant Flexibility
- Continued Strategic Growth in Railcar Lease Fleet
- Mobile Repair Locations
- Evaluate additional railcar types


2015 Record
Adj. EBITDA
$278.9 million
2008 Record
Adj. EBITDA
$78.8 million

We continue to benefit from our expertise in producing a variety of high quality specialty covered hopper railcars and tank railcars at our flexible, efficient and vertically integrated facilities.

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Objectives and Long-Term Strategies

We are focused on meeting the demands of the industry by offering new solutions involving designs, innovative thinking, and efficient production

Integrated Manufacturing

- Adapt to the evolving demands of the industry
  - Proactively manage production levels to meet expected demand
- Recruit, hire, and train quality employees
- Preserve reputation as a flexible manufacturer of various high quality hopper and tank railcars that meet our customer's unique specifications
- Explore opportunities for product development of other railcar types
- Improve operating efficiencies to stay competitive
  - Further expand upon opportunities for process improvements
  - Drive costs down through the use of internally sourced components and supply chain initiatives

Objectives and Long-Term Strategies
(continued)

We remain committed to further expanding and diversifying our business model through railcar leasing and railcar services

Railcar Leasing

- Continue to foster long-term relationships with key customers, helping them to meet their business and financial objectives with both direct sale and railcar leasing opportunities
- Strategically target key customers for a balanced mix of railcar types
- Further growth expected to be financed by leveraging unencumbered lease railcars

Railcar Services

- Further expand railcar repair capabilities with existing repair plant expansions
- Expand retrofit capabilities along with traditional repair services at our flexible tank railcar manufacturing facility
- Pursue new geographic opportunities

Strong Financial Profile

- Positive financial returns resulting from ARI's participation in the largest railcar markets: hopper and tank railcars
- 2015 marked a fourth consecutive year of record earnings from operations, earnings per share and adjusted EBITDA
- Strong balance sheet with increased financing capacity to support operations and future lease fleet growth
- Quarterly dividend payouts of $0.40 per share
- Stock Repurchase Program of up to $250 million with purchases of $74.4 million through July 27, 2016
- Revolving credit capacity of up to $200 million



* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Our Financial History

Consolidated Revenue ($ mil) ^



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$889.3
$760.3
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)



Net Earnings
Adj. EBITDA*
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
($50.0)
$31.4
$78.8
$15.5
$40.0
($27.0)
$4.5
$4.3
$50.5
$63.8
$149.5
$86.9
$181.1
$99.5
$209.0
$133.5
$278.9
$108.2
$243.3
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Our Financial History (continued)

Operational CAPEX ($ mil)


$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$36.6
$32.3
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

Lease Railcar CAPEX ($ mil)


$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$211.6
$112.4
2008
2009
2010
2011
2012
2013
2014
2015
Q2 2016 TTM

Quarterly Financial Comparison

Consolidated Revenue ($ mil) ^


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$263.8
$192.0
$172.7
$260.9
$176.2
$150.5
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)


Net Earnings
Adj. EBITDA*
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$35.0
$72.0
$33.0
$68.5
$29.4
$62.6
$36.2
$75.8
$22.8
$54.5
$19.9
$50.4
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Quarterly Financial Comparison

Operational CAPEX ($ mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.0
$10.4
$11.1
$10.1
$4.4
$6.7
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Lease Railcar CAPEX ($ mil) #



$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$48.1
$84.5
$77.7
$1.3
$20.6
$12.8
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Includes effect of leased railcars in process.

Exhibit A – Adj. EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	2015	Q2 2016 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 133,453	$ 108,196
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	77,291	63,728
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	21,801	22,953
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126	-
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,164)	(1,982)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	45,729	50,374
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 278,236	$ 243,269
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-	-
Expense related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	646	68
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,543	$ 149,529	$ 181,099	$ 209,012	$ 278,882	$ 243,337

Quarterly Reconciliation	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Net earnings	$ 34,976	$ 32,969	$ 29,357	$ 36,151	$ 22,792	$ 19,896
Income tax expense	20,541	19,297	16,729	20,724	13,963	12,312
Interest expense	4,738	5,694	5,645	5,724	5,906	5,678
Loss on debt extinguishment	2,126	-	-	-	-	-
Interest income	(563)	(550)	(542)	(509)	(478)	(453)
Depreciation	10,061	10,910	12,214	12,544	12,655	12,961
EBITDA	$ 71,879	$ 68,320	$ 63,403	$ 74,634	$ 54,838	$ 50,394
Expense (Income) related to stock appreciation rights	107	184	(762)	1,117	(311)	24
Adjusted EBITDA	$ 71,986	$ 68,504	$ 62,641	$ 75,751	$ 54,527	$ 50,418

Exhibit A – Adj. EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership


people


processes


products

Driving Sustainable Growth